Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401
Performance Trust Short Term Bond ETF
(the “Fund”)
A series of Trust for Professional Managers (the “Trust”)

Supplement dated March 20, 2025 to the
Prospectus dated December 29, 2024

This supplement makes the following amendments to disclosures in the Fund’s Prospectus dated December 29, 2024.

On January 16, 2025, the Board of Trustees of the Trust approved a change in principal underwriter for the Fund. Effective March 31, 2025, the Fund’s distributor will be ALPS Distributors, Inc. All references in the Prospectus to the Fund’s current distributor, Foreside Fund Services, LLC, are hereby replaced with ALPS Distributors, Inc.

The first paragraph in the section titled “Other Service Providers” on page 23 is amended to read as follows:

The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with ALPS Distributors, Inc. (the “Distributor”), pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of the Fund’s Shares. The Distributor’s principal address is 1290 Broadway, Suite 1000, Denver, Colorado 80203. Generally, the Distributor will not distribute Shares in aggregations less than a Creation Unit, and the Distributor does not maintain a secondary market in the Shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund and is not affiliated with the Adviser or any of its respective affiliates.

Please retain this supplement with your Prospectus

Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401
Performance Trust Short Term Bond ETF
(the “Fund”)
A series of Trust for Professional Managers (the “Trust”)

Supplement dated March 20, 2025 to the
Statement of Additional Information (“SAI”)
dated December 29, 2024

This supplement makes the following amendments to disclosures in the Fund’s SAI dated December 29, 2024.

On January 16, 2025, the Board of Trustees of the Trust approved a change in principal underwriter for the Fund. Effective March 31, 2025, the Fund’s distributor will be ALPS Distributors, Inc. All references in the SAI to the Fund’s current distributor, Foreside Fund Services, LLC, are hereby replaced with ALPS Distributors, Inc.

The section titled “Distribution and Servicing of Shares” beginning on page 46 is amended to read as follows:

The Trust and ALPS Distributors, Inc. (the “Distributor”), are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Fund and distributes Shares on a best efforts basis. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is 1290 Broadway, Suite 1000, Denver, Colorado 80203. The Distributor is a registered broker-dealer under the 1934 Act and is a member of FINRA. The Distributor is not affiliated with the Fund, the Adviser, or any other service provider for the Fund.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will review orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable on 60 days’ written notice by the Trust’s Board of Trustees, by vote of the holders of a majority of the outstanding voting securities of the Fund, or by the Distributor. The Distribution Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act) and is not assignable by the Trust without the prior written consent of the Distributor.

Please retain this supplement with your Statement of Additional Information